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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 2, 2001


                                Onvia.com, Inc.
            (Exact name of registrant as specified in its charter)

                                   000-29609
                           (Commission File Number)

Delaware                                    91-1859172
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation)


                              1260 Mercer Street
                              Seattle, WA  98109
            (Address of principal executive offices, with zip code)

                                (206) 282-5170
             (Registrant's telephone number, including area code)
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Item 5.   Other Events

     (a) The Company's press release dated December 19, 2000 is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

          99.1  Press Release dated December 19, 2000.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Onvia.com, Inc.



Date:  January 2, 2001                 By:/s/ Michael A. Jacobsen
                                          ------------------------------
                                          Michael A. Jacobsen
                                          Acting Chief Financial Officer
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                               INDEX TO EXHIBITS



Exhibit
Number  Description
------  -----------

99.1    Press Release dated December 19, 2000.